EXHIBIT 10.5

                          SUPPLEMENTAL INCOME AGREEMENT

         THIS AGREEMENT (the "Agreement") is entered into as of the 29th day of July , 199 6 , by and between The PBSJ Corporation and Post, Buckley, Schuh & Jernigan, Inc., Florida corporations with principal offices in Miami, Florida (collectively referred to herein as the "Corporation," and ROBERT J. PAULSEN, a resident of the State of Florida (hereinafter referred to as the "Employee").

         WHEREAS, the Corporation is engaged in the business of rendering engineering services, including consulting, planning and surveying, as well as allied professional services; and

         WHEREAS, the Employee is a member of a select group of management employees and has been instrumental in the development, expansion and success of the business of the Corporation; and

         WHEREAS, the Corporation desires to provide the Employee with the additional benefits specified in this Agreement during the term of his employment with the Corporation.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         1. DEFINITIONS.

                  (a) "Board" shall mean the Board of Directors of the respective Corporation.

                  (b) "Stock" shall mean the common stock, par value $.0033, of The PBSJ Corporation.

                  (c) Restricted Stock" shall mean stock that is represented by certificates bearing the wording contained in Exhibit "A" (attached to and made a part hereof) on the back of said certificates.

                  (d) "Total Disability" shall mean the inability of the Employee to perform further services for the Corporation on a full-time basis due to physical or mental disability. The date on which the Employee begins to receive disability benefits under Social Security shall be evidence of the onset of said Total Disability.

                  (e) "Plan" shall mean the PBSJ Supplemental Income Plan, dated January 12, 1988, as amended and restated through September 27, 1995 and as may be amended in the future.

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                  (f) "Disability Benefit" is as defined in section 4.1C and 5.2 of the Plan document.

                  (g) "Death Benefit" is as defined in section 6.1 and 6.2 of the Plan document.

         2. BENEFIT. Simultaneous with the execution of this Agreement, the Corporation shall cause 2,616 shares of Restricted Stock to be issued to Employee. These Restricted Shares are both forfeitable and non-transferable in the event the Employee does not remain in the continuous employ of the Company until retirement and is at least 56 years old and has been a party to this agreement for at least ten (10) years.

         3. STOCK OWNERSHIP PLAN. The Employee will be credited with ownership rights of these Restricted Shares which can be credited towards ownership requirements under the Stock Ownership Plan.

         4. FEDERAL INCOME TAX CONSEQUENCES. The current Federal income tax consequences with respect to the receipt of Restricted Stock are set forth in Exhibit "B" (attached to and made a part hereof).

         5. BENEFIT LEVEL. The intent of this Agreement is to create an annual supplemental income benefit at the $25,000 Executive level, all as defined in paragraph 2 of this Agreement and Article V and VI of the Plan.

         6. EMPLOYMENT RIGHTS. This Agreement shall not be deemed to create a contract of employment between the Corporation and the Employee, and shall create no right for the Employee to continue in the Corporation's employ for any specified period of time, or to create any other rights in the Employee or obligations on the part of the Corporation, except as are set forth herein, nor shall this Agreement restrict the right of the Corporation to discharge or terminate the Employee.

         7. PARTICIPATION IN OTHER EMPLOYEE BENEFIT PLANS. Any benefit under this Agreement shall not be deemed salary or other compensation to the Employee for the purpose of computing benefits to which he may be entitled under any pension plan or other arrangement of the Corporation for the benefit of its employees. Nothing contained herein shall in any manner modify, impair or affect the existing or future right or interest of the Employee to receive any employee benefits to which he would otherwise be entitled, or as a participant in any future incentive profit-sharing or bonus plan, stock option plan or pension plan of the Corporation, applicable generally to salaried employees. The rights and interests of the Employee to any employee benefits or as a participant or beneficiary in or under any or all such plans shall continue in full force and effect unimpaired, and the Employee shall have the right at any time hereafter to become a participant or beneficiary under or pursuant to any and all such plans.

         8. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration conducted by and in accordance with the rules then in existence of the American Arbitration Association.

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Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

         9. AMENDMENT AND TERMINATION.The Board reserves the right to amend, alter, modify or revoke this Agreement at any time and for any reason.

         10. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida (without regard to the conflicts of laws thereof). All lawsuits and other proceedings related to this Agreement or the transactions herein described shall be commenced and held in Dade County, Florida and the Employee waives all rights to object to the laying of venue in such jurisdiction. In the event of any litigation or arbitration arising by virtue of this Agreement, the prevailing party shall be entitled to an award of all court costs, litigation and arbitration expenses and attorneys' fees at both trial and appellate levels.

         11. NOTICES. Any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered and given for all purposes, if delivered personally to the party or to an officer of the party to whom the same is directed, or, whether or not the same is actually received, if sent by registered or certified mail, postage and charges prepaid, properly addressed to the addressee's last known address.

         12. INTEGRATED AGREEMENT. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and there are no agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein.

         13. NO ORAL MODIFICATION. No modification or waiver of this Agreement or any part hereof shall be valid or effective unless in writing and signed by the party or parties sought to be charged therewith. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any breach or condition of this Agreement or of any other subsequent breach or condition, whether of like or different nature.

         14. BINDING EFFECT. This Agreement is binding upon and shall inure to the benefit of the Corporation, its representatives, successors and assigns, and to the Employee, heirs and personal representatives and his designated beneficiaries. The Corporation and the Employee agree to execute any instruments and to perform any acts which are or may become necessary to effectuate this Agreement and to fulfill its terms.

         15. PARAGRAPH CAPTIONS. Paragraph and other captions contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

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         IN WITNESS WHEREOF, the respective Corporation has caused this
Agreement to be executed by its duly authorized officer and the Employee has hereunto set his hand and seal as of the date first above written.

ATTEST:                                              POST, BUCKLEY, SCHUH
                                                     & JERNIGAN, INC.

By: /S/ W. SCOTT DELOACH                  By: /S/  H. MICHAEL DYE
   -----------------------------------       -----------------------------------
    W. Scott DeLoach                          H. Michael Dye
    Asst. Secretary

Its      President

ATTEST:                                              THE PBSJ CORPORATION

By: /S/ BECKY S. SCHAFFER                 By: /S/ WILLIAM W. RANDOLPH
   -----------------------------------       -----------------------------------
    Becky S. Schaffer                         William W. Randolph
    Asst. Secretary

                                          Its   Chairman of the Board
                                             -----------------------------------


WITNESS:                                             EMPLOYEE:

              [ILLEGIBLE]                    ROBERT J. PAULSEN
   -----------------------------------       -----------------------------------

   CAROL A. LEUINE
   -----------------------------------

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                                   EXHIBIT "A"

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED: (a) UNDER THE PROVISIONS OF SECTION 83 OF THE INTERNAL REVENUE CODE, AND (b) AS PER TERMS OF AN AGREEMENT DATED July 29, 1996 BETWEEN SHAREHOLDER (AS NAMED ON THE FACE HEREOF) AND THE PBSJ CORPORATION (HEREINAFTER "CORPORATION"). THESE SHARES ARE BOTH FORFEITABLE AND NON-TRANSFERABLE IN THE EVENT THE SHAREHOLDER DOES NOT REMAIN IN THE CONTINUOUS FULL-TIME EMPLOYMENT OF THE CORPORATION AND/OR ITS SUBSIDIARIES FROM THE DATE OF ISSUANCE ON THE FACE HEREOF UNTIL July 26, 2008 , EXCEPT IN THE CASE OF DEATH OR TOTAL DISABILITY (AS DEFINED IN SAID AGREEMENT).

THE BY-LAWS OF THIS CORPORATION CONTAIN RESTRICTIONS, LIMITATIONS, PREFERENCES AND QUALIFICATIONS INCIDENT TO OWNERSHIP, SALE AND TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE INCLUDING, AMONG OTHERS, PURCHASE OPTIONS; EVALUATION FORMULAS AND PROCEDURES TO DETERMINE PER SHARE SALE/PURCHASE VALUE/PRICE; INSTALLMENT PAYMENT PROVISIONS AND OPTIONS; OTHER RESTRICTIONS, LIMITATIONS, PREFERENCES AND QUALIFICATIONS; AND PROVISIONS RESTRICTING, LIMITING AND BINDING SHAREHOLDER'S GUARDIANS, HEIRS, PERSONAL REPRESENTATIVES, ASSIGNEES, AND OTHERS RESPECTING THE FOREGOING. COPIES OF SAID BY-LAWS MAY BE OBTAINED, WITHOUT CHARGE, FROM THE OFFICE OF THIS CORPORATION. NO TRANSFER SHALL BE VALID OR SHALL BE REGISTERED ON THE BOOKS OF THE CORPORATION OF ANY SHARES UPON WHICH THE SHAREHOLDER IS INDEBTED TO THE CORPORATION. NO TRANSFER SHALL BE VALID OR BE REGISTERED ON THE BOOKS OF THE CORPORATION WITHOUT THE ORDER OF THE BOARD OF DIRECTORS.

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                                   EXHIBIT "B"

FEDERAL INCOME TAX CONSEQUENCES

IN THE CASE OF RESTRICTED STOCK, AN EMPLOYEE WILL GENERALLY NOT BE DEEMED TO HAVE REALIZED TAXABLE INCOME UPON RECEIPT OF SUCH SHARES. AN EMPLOYEE WILL REALIZE ORDINARY INCOME ON THE DATE ON WHICH THE RESTRICTED STOCK IS NO LONGER SUBJECT TO FORFEITURE, IN AN AMOUNT EQUAL TO THE FAIR MARKET VALUE OF THE SHARES ON THAT DATE.

AS AN ALTERNATIVE, AN EMPLOYEE MAY ELECT, UPON THE RECEIPT THEREOF, TO INCLUDE IN HIS GROSS INCOME IN THAT YEAR THE FAIR MARKET VALUE OF SUCH SHARES AT THE TIME THEY ARE ISSUED. SUCH AN ELECTION MUST BE MADE WITHIN 30 DAYS AFTER THE DATE OF THE ISSUANCE OF RESTRICTED STOCK AND MAY NOT BE REVOKED BY THE EMPLOYEE EXCEPT WITH THE CONSENT OF THE INTERNAL REVENUE SERVICE. IN THE EVENT THAT AN ELECTION IS MADE AND THE RESTRICTED STOCK IS SUBSEQUENTLY FORFEITED, AN EMPLOYEE WILL NOT BE ENTITLED TO A DEDUCTION WITH RESPECT TO THE FORFEITURE.

THE CORPORATION WILL BE ENTITLED TO A DEDUCTION FOR THE AMOUNT INCLUDED IN THE ORDINARY INCOME OF THE EMPLOYEE IN THE YEAR IN WHICH SUCH INCLUSION OCCURS.